UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report

(Date of earliest event reported):  August  13, 2014

ALTA MESA HOLDINGS, LP

(Exact name of registrant as specified in its charter)

Texas	333-173751	20-3565150
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

15021 Katy Freeway, Suite 400

Houston, Texas, 77094

(Address of principal executive offices)

(281) 530-0991

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5 – Corporate Governance and Management

Item 5.02.   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August  13, 2014, the Board of Directors of Alta Mesa Holdings GP, LLC, the general partner of Alta Mesa Holdings, LP, a Texas limited partnership (the “Company”), approved discretionary cash bonuses for the Company’s named executive officers for the year ended December 31, 2013. All other compensation for the named executive officers for the year ended December 31, 2013 was previously reported by the Company in the Summary Compensation Table beginning on page 53 of the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission on March 28, 2014 (the "Annual Report"). As of the filing of the Annual Report, bonuses for the named executive officers had not been determined and, therefore, were omitted from the Summary Compensation Table included in the Annual Report. Pursuant to Item 5.02(f) of Form 8-K, the bonus awards for the named executive officers for the year ended December 31, 2013 are set forth below together with the other compensation previously reported, and the new total compensation  amounts.

				All Other
Name and Principal Position:	Year	Salary	Bonus (1)	Compensation		Total

Harlan H. Chappelle	2013	$468,000	$1,100,000	$24,051	(2)	$1,592,051
President, Chief Executive Officer

Michael E. Ellis	2013	$468,000	$700,000	$12,955	(3)	$1,180,955
Chief Operating Officer, Vice President of
Engineering and Chairman of the Board

Michael A. McCabe	2013	$420,000	$600,000	$144,454	(4)	$1,164,454
Vice President, Chief Financial Officer

David Murrell	2013	$345,000	$300,000	$353,937	(5)	$998,937
Vice President of Land and Business Development

____________

(1)	Represents discretionary cash bonuses approved on August 13, 2014 for the year ended December 31, 2013.
(2)	Mr. Chappelle’s other compensation for the year ended December 31, 2013 consists of $10,200 in matching funds to his 401(k) account and $13,851 in auto expenses.
(3)	Mr. Ellis’ other compensation for the year ended December 31, 2013 consists of $8,700 in matching funds to his 401(k) account and $4,255 in auto expenses.
(4)

For the year ended December 31, 2013, Mr. McCabe’s other compensation consisted of $10,200 in matching funds to his 401(k) account, and $134,254 in travel and living expenses, which includes $31,865 for an apartment in Houston and $102,389 for travel, which consists primarily of airfare and the cost of a leased car and parking.

(5)

Mr. Murrell’s other compensation for the year ended December 31, 2013 consists of $325,000 in an elective contribution made by the Company to his nonqualified deferred compensation account, $10,200 in matching funds to his 401(k) account and $18,737 in auto expenses.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALTA MESA HOLDINGS, LP

August 15, 2014	By:	/s/ Michael A. McCabe
Michael A. McCabe, Vice President and Chief Financial Officer